UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2015

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001—33274	20—5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440—808—9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8—K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a—12 under the Exchange Act (17 CFR 240.14a—12)

☐    Pre—commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐    Pre—commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e—4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On October 5, 2015, TravelCenters of America LLC, or the Company, completed the issuance and sale of $100 million aggregate principal amount of 8.00% Senior Notes due 2030, or the Notes, in an underwritten public offering pursuant to an underwriting agreement, dated September 30, 2015, by and among the Company and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and UBS Securities LLC, as the representatives of the several underwriters named therein, or the Underwriting Agreement, as described in the prospectus supplement dated September 30, 2015, filed October 1, 2015, pursuant to the Company’s registration statement on Form S-3, Registration No. 333-206711.  The underwriters have an option to purchase up to an additional $15 million aggregate principal amount of Notes within 30 days of the date of the Underwriting Agreement solely to cover overallotments, if any.

In connection with the closing of this offering, on October 5, 2015, the Company entered into the Third Supplemental Indenture to the Indenture dated January 15, 2013, between the Company and U.S. Bank National Association, as trustee, for the issuance of the Notes.  The Notes bear interest at 8.00% per annum, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning on January 15, 2016.  The Notes will mature (unless previously redeemed) on October 15, 2030.  The Company may, at its option, at any time on or after October 15, 2018, redeem some or all of the Notes by paying 100% of the principal amount of the Notes to be redeemed plus accrued but unpaid interest, if any, to, but not including, the redemption date.

The Notes are the Company’s senior unsecured obligations and have no financial covenants.  The Indenture does not contain any limit on the amount of indebtedness the Company may incur.  The Company may issue additional debt from time to time, including additional Notes or other debt pursuant to the Indenture.

The Company intends to use the net proceeds from this offering for general business purposes, including acquisitions and construction of travel centers and convenience stores, funding capital improvements to its travel centers and convenience stores, and other expansion activities. The Company expects to invest the net proceeds from this offering in short term, interest bearing securities pending other uses.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing description of the Underwriting Agreement, the Third Supplemental Indenture and the Notes is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Third Supplemental Indenture and form of Note, which are filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL.  FOR EXAMPLE:

•                  THIS REPORT STATES THAT THE COMPANY INTENDS TO USE THE PROCEEDS OF THIS OFFERING FOR GENERAL BUSINESS PURPOSES, INCLUDING ACQUISITIONS AND CONSTRUCTION OF TRAVEL CENTERS AND CONVENIENCE STORES, FUNDING CAPITAL IMPROVEMENTS TO ITS TRAVEL CENTERS AND CONVENIENCE STORES, AND OTHER EXPANSION ACTIVITIES.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE COMPANY WILL BE ABLE TO IDENTIFY AND COMPLETE ACQUISITIONS, CONSTRUCTION AND CAPITAL IMPROVEMENT PROJECTS OR OTHER EXPANSION ACTIVITIES AND THAT THOSE ACTIVITIES MAY IMPROVE ITS FUTURE PROFITS.  HOWEVER, THE COMPANY MAY NOT SUCCEED IN IDENTIFYING OR ACQUIRING OR CONSTRUCTING OTHER PROPERTIES AND BUSINESSES OR COMPLETING CAPITAL IMPROVEMENT PROJECTS OR OTHER EXPANSION ACTIVITIES, AND ACQUISITIONS, CONSTRUCTION AND CAPITAL IMPROVEMENTS AND OTHER EXPANSION ACTIVITIES THE COMPANY MAY UNDERTAKE MAY NOT IMPROVE ITS PROFITABILITY; AND

•                  THIS REPORT STATES THAT THE UNDERWRITERS HAVE AN OPTION TO PURCHASE UP TO AN ADDITIONAL $15 MILLION AGGREGATE PRINCIPAL AMOUNT OF NOTES, SOLELY TO COVER OVERALLOTMENTS, IF ANY.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THIS OPTION WILL BE EXERCISED IN WHOLE OR IN PART.  IN FACT, THE COMPANY DOES NOT KNOW WHETHER THIS OPTION, OR ANY PART OF IT, WILL BE EXERCISED, AND THE UNDERWRITERS MAY NOT DO SO.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON THE COMPANY’S FORWARD LOOKING STATEMENTS.  EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

1.1                               Underwriting Agreement, dated as of September 30, 2015, by and among TravelCenters of America LLC and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the several underwriters named therein

4.1                               Third Supplemental Indenture, dated as of October 5, 2015, by and between TravelCenters of America LLC and U.S. Bank National Association, as trustee

4.2                               Form of 8.00% Senior Notes due 2030 (Contained in Exhibit 4.1)

5.1                               Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as to the validity of the securities being offered

23.1                        Consent of Skadden, Arps, Slate, Meagher & Flom LLP (Contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer

Date: October 5, 2015

EXHIBIT INDEX

Exhibit	Description

1.1

Underwriting Agreement, dated as of September 30, 2015, by and among TravelCenters of America LLC and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the several underwriters named therein

4.1	Third Supplemental Indenture, dated as of October 5, 2015, by and between TravelCenters of America LLC and U.S. Bank National Association, as trustee

4.2	Form of 8.00% Senior Notes due 2030 (Contained in Exhibit 4.1)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as to the validity of the securities being offered

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (Contained in Exhibit 5.1)